UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2021

TORTEC GROUP CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-55150	45-5593622
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

30 N. Gould Street, Suite 2489, Sheridan, Wyoming 82801
(Address of principal executive offices, including zip code)

(307) 248-9177
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 2.01 Completion of Acquisition or Disposition of Assets

On March 22, 2021 TORtec Group Corporation (“Company”) entered into a Debt Conversion Agreement with Capital Vario CR S.A. (“Lender”) to transfer and transfer and assign 100% of the Company’s interest in TORtec Group, a wholly-owned subsidiary of the Company, and all other assets of the Company to Capital Vario CR S.A.in complete and final settlement of the Company’s debts owed to Capital Vario of $450,000.  As part of the Agreement, the Company will transfer all of the shares (10,000,000) of TORtec Group to Lender and Lender will acknowledge the repayment of the Debt.  The text of the Agreement is attached as Exhibit 2.01.

Item 5.07

Submission of Matters to a Vote of Shareholders.

On March 20, 2021, TORtec Group Corporation. (the “Company”) held its 2021 annual meeting of stockholders (the “2021 Annual Meeting”).  As of January 19, 2021, the record date for the 2021 Annual Meeting, 100,074,854 shares of the Company’s common stock were issued and outstanding. A summary of the matters voted upon by the stockholders is set forth below.

1.

Of five nominees presented, the Company’s stockholders elected by plurality each of Stephen Smoot, Irina Kochetkova, Jeff Brimhall and Asael Sorensen Jr. as directors of the Company for a term of one year.  As previously reported the board of directors previously voted to reduce the number of board members from five to four.  The voting results were as follows:

                                             FOR                       WITHHELD                BROKER NON-VOTES

Stephen Smoot

59,651,245

38,250,334

0

Irina Kochetkova

59,651,245

38,250,334

0

Jeff Brimhall

59,651,245

38,250,334

0

Asael Sorensen Jr.

59,651,245

38,250,334

0

Alex Schmidt

1,500

97,900,079

0

2.

The Company’s stockholders ratified the appointment of BF Borgers CPA PC as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2021. The voting results were as follows:

     FOR

AGAINST

    ABSTAIN

      BROKER NON-VOTES

97,901,579

       0

           0

        0

3.

The Company’s stockholders approved the transfer and assignment of TORtec Group, a wholly-owned subsidiary of the Company, and all other assets of the Company to Capital Vario CR S.A.in complete and final settlement of the Company’s debts owed to Capital Vario of $450,000.  The voting results were as follows:

     FOR

AGAINST

    ABSTAIN

      BROKER NON-VOTES

59,651,579

38,250,000

           0

        0

4.

The Company’s stockholders rejected a shareholder proposal to appoint an additional independent audit of the Company and its directors, as more fully set forth in the Company’s proxy statement filed with the SEC on February 5, 2021.  The voting results were as follows:

     FOR

AGAINST

    ABSTAIN

      BROKER NON-VOTES

38,250,000

59,651,579

           0

        0

5.

The Company’s stockholders rejected a shareholder proposal of no confidence in and removal as directors, of the Company’s CEO and the Company’s Treasurer, as more fully set forth in the Company’s proxy statement filed with the SEC on February 5, 2021.  The voting results were as follows:

     FOR

AGAINST

    ABSTAIN

      BROKER NON-VOTES

38,250,000

59,651,579

           0

        0

6.

The Company’s stockholders rejected a shareholder proposal alleging that the Company’s technology license agreements and contracts have been terminated, as more fully set forth in the Company’s proxy statement filed with the SEC on February 5, 2021.  The voting results were as follows:

     FOR

AGAINST

    ABSTAIN

      BROKER NON-VOTES

38,250,000

59,651,579

           0

        0

Item 5.08

Shareholder Director Nominations.

On March 6, 2021, the Board of Directors (the “Board”) of Tortec Group Corporation, a Nevada corporation (the “Company”), voted to revise the date of the Company’s Annual Meeting of Shareholders (the “Annual Meeting”) to Saturday, March 20, 2021.

Item 9.01 Financial Statements and Exhibits.

.

(d) Exhibits

Exhibit 2.01 – Debt Conversion Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TORTEC GROUP CORPORATION

Date: March 25, 2021	By:	/s/ Stephen H. Smoot
Stephen H. Smoot, President and CEO

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